Exhibit 99.1
EXECUTION VERSION

THIRD AMENDMENT dated as of October 18, 2018 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 2014 (as heretofore amended, the “Credit Agreement”), among MARATHON OIL CORPORATION, a Delaware corporation, the LENDERS party thereto, MIZUHO BANK, LTD., as syndication agent, CITIBANK, N.A., MORGAN STANLEY SENIOR FUNDING, INC. and THE BANK OF NOVA SCOTIA, as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower has requested that the Credit Agreement be amended (a) with respect to the Extending Lenders (as defined below), to extend the Termination Date to May 28, 2022 (and to disregard such extension for the purpose of the limit on the number of times an extension may be requested under Section 2.18 of the Credit Agreement) and (b) to effect certain other amendments to the Credit Agreement as set forth herein;
WHEREAS, the Extending Lenders, constituting the Required Lenders, the Administrative Agent, the Swingline Lender and each Issuing Bank are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein; and
WHEREAS, JPMCB has been appointed to act as sole lead arranger and sole bookrunner for this Amendment (in such capacities, the “Amendment Arranger”).
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2. Termination Date Extension. (a) Each Person listed on Schedule I hereto (collectively, the “Extending Lenders”), the Swingline Lender and each Issuing Bank agrees that, on and as of the Amendment Effective Date (as defined below), the Termination Date with respect to such Extending Lender, the Swingline Lender and such Issuing Bank shall be May 28, 2022 (or, if such date is not a Eurodollar Business Day, the next preceding Eurodollar Business Day). Any Person that shall have been a Lender as of the Amendment Effective Date but shall not be an Extending Lender shall constitute a Declining Lender for all purposes of Section 2.18 of the Credit Agreement, and the provisions of the sixth, seventh and eighth sentences of such Section 2.18 shall apply as if the extension of the Termination Date effected hereby had been effected

[[3871953]]

pursuant to such Section. It is agreed that the extension of the Termination Date effected hereby shall not reduce the number of occasions on which the Borrower may further extend the Termination Date in accordance with the terms and conditions of Section 2.18 of the Credit Agreement.
(b)     Each party hereto acknowledges and agrees that the amount of each Lender’s Commitment as of the Amendment Effective Date shall be as set forth on Schedule I hereto and that, on and as of Amendment Effective Date, Schedule I hereto sets forth all the Commitments of all the Lenders (and no Person whose name does not appear on such Schedule shall have, or shall be deemed to have, as of the Amendment Effective Date, a Commitment under the Credit Agreement).
(c)     Each party hereto acknowledges and agrees that, on the Amendment Effective Date, the Percentages of the Lenders shall automatically be redetermined to give effect to Schedule I hereto. Without limiting the foregoing, each Lender further acknowledges and agrees that, on the Amendment Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to such Lender, and such Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit (and the related Letter of Credit Liabilities) issued by such Issuing Bank and outstanding on the Amendment Effective Date equal to such Lender’s Percentage (as so automatically redetermined on the Amendment Effective Date) thereof.
SECTION 3. Amendments to the Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement (excluding the schedules and exhibits thereto, each of which shall remain as in effect immediately prior to the Amendment Effective Date) is hereby amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Exhibit A hereto.
SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Lenders that:
(a)     The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Amendment constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)     On and as of the Amendment Effective Date, before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement (and treating all references therein to (i) “this Agreement” as references to “each of this Agreement and the Third Amendment” and (ii) “the Effective Date” as references to “the Third Amendment Effective Date”) are true in

[[3871953]]

all material respects (except to the extent (A) any such representations or warranties are expressly limited to an earlier date, in which case such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) such representations or warranties are qualified by a materiality standard, in which case such representations and warranties are true in all respects).
(c)     On and as of the Amendment Effective Date, before and after giving effect to this Amendment, no Default has occurred and is continuing.
SECTION 5. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which:
(a)     the Administrative Agent shall have received from the Borrower, the Swingline Lender, each Issuing Bank and each Extending Lender (which Extending Lenders shall constitute at least the Required Lenders) either a counterpart of this Amendment signed on behalf of such party or facsimile or other written confirmation satisfactory to the Administrative Agent confirming that such party has signed a counterpart of this Amendment;
(b)     the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and the corporate authority for and the authorization of this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent;
(c)     the Administrative Agent shall have received a certificate, dated the Amendment Effective Date, of a financial officer of the Borrower confirming the accuracy of the representations and warranties set forth in Section 4 of this Amendment;
(d)     the Borrower shall have paid to the Administrative Agent for the account of each Extending Lender, the fees required to be paid on the Amendment Effective Date pursuant to any fee letters separately agreed with the Amendment Arranger in connection with this Amendment; and
(e)     the Borrower shall have paid to (i) the Administrative Agent and the Amendment Arranger, for their own accounts, all reasonable and documented fees and disbursements of counsel required to be paid by it pursuant to Section 9.03 of the Credit Agreement and Section 6(c) hereof for which reasonably detailed invoices have been presented to the Borrower on or before the date that is one day prior to the Amendment Effective Date and (ii) the Amendment Arranger, for its own account, all fees required to be paid by it on or before the Amendment Effective Date in the amounts heretofore mutually agreed.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the

[[3871953]]

Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.

(b)     On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.
(c)     It is agreed that the Amendment Arranger and its Related Parties shall be entitled to the benefits of Sections 9.03(a) and 9.03(b) of the Credit Agreement with respect to the arrangement of this Amendment, the preparation, execution and delivery of this Amendment and other matters relating to or arising out of this Amendment to the same extent as the Administrative Agent and its Related Parties are entitled to the benefits of such Sections in respect of the preparation of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.
SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[Remainder of page intentionally left blank.]

[[3871953]]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

MARATHON OIL CORPORATION,
by /s/ Morris R. Clark

Name: Morris R. Clark Title: Vice President & Treasurer

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

JPMORGAN CHASE BANK, N.A., individually and as the Swingline Lender, an Issuing Bank and the Administrative Agent,
by /s/ Debra Hrelja

Name: Debra Hrelja Title: Vice President

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
Mizuho Bank, Ltd.

by /s/ Donna DeMagistris

Name: Donna DeMagistris
Title: Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
Citibank, N.A.

by /s/ Michael Zeller

Name: Michael Zeller
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
Morgan Stanley Bank, N.A.

by /s/ Michael King

Name: Michael King
Title: Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
THE BANK OF NOVA SCOTIA, HOUSTON BRANCH

by /s/ Joe Lattanzi

Name: JOE LATTANZI
Title: MANAGING DIRECTOR

For any Lender requiring a second signature block:

by

Name:
Title:

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
        TORONTO DOMINION (TEXAS) LLC

by /s/ Annie Dorval

Name: Annie Dorval
Title: Authorized Signatory

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

by /s/ Nupur Kumar

Name: NUPUR KUMAR
Title: AUTHORIZED SIGNATORY

For any Lender requiring a second signature block:

by /s/ Sophie Bulliard

Name: Sophie Bulliard
Title: Authorized Signatory

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender: GOLDMAN SACHS BANK USA, as a Lender

by /s/ Ryan Durkin

Name: Ryan Durkin
Title: Authorized Signatory

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
HSBC BANK USA, NATIONAL ASSOCIATION

by /s/ Benjamin Halperin

Name: Benjamin Halperin
Title: Managing Director

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.)

by /s/ Todd Vaubel

Name: Todd Vaubel
Title: Director

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
        PNC BANK, NATIONAL ASSOCATION

by /s/ Denise S. Davis

Name: Denise S. Davis
Title: Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

ROYAL BANK OF CANADA, as a Lender

by /s/ Emilee Scott

Name: Emilee Scott
Title: Authorized Signatory

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

SOCIETE GENERALE

by /s/ Diego Medina

Name: Diego Medina
Title: Director

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

SUMITOMO MITSUI BANKING CORPORATION, as Lender:

by /s/ James D. Weinstein

Name: James D. Weinstein
Title: Managing Director

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
        U.S. Bank National Association

by /s/ John Prigge

Name: John Prigge
Title: Senior Vice President

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender:         BMO Harris Bank N.A.

by /s/ Gumaro Tijerina

Name: Gumaro Tijerina
Title: Managing Director

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
        THE BANK OF NEW YORK MELLON

by /s/ Christopher Olsen

Name: Christopher Olsen
Title: Vice President

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
        Standard Chartered Bank

by /s/ Guilherme Domingos

Name: Guilherme Domingos
Title: Director

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
        FIFTH THIRD BANK

by /s/ Jonathon H Lee

Name: Jonathon H Lee
Title: Director

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Lender (with each Lender that is an Issuing Bank executing this Amendment in its capacities both as a Lender and as an Issuing Bank):
        The Northern Trust Company

by /s/ Keith L. Burson

Name: Keith L. Burson
Title: Senior Vice President

For any Lender requiring a second signature block:

by

Name:
Title:

[Third Amendment to Amended and Restated Credit Agreement of Marathon Oil Corporation]

[[3871953]]

SCHEDULE I

Commitments

Lender	Commitment
JPMorgan Chase Bank, N.A.	$252,000,000
Mizuho Bank, Ltd.	$252,000,000
Citibank, N.A.	$252,000,000
Morgan Stanley Bank, N.A.	$252,000,000
The Bank of Nova Scotia	$252,000,000
Toronto Dominion (TEXAS) LLC	$252,000,000
Credit Suisse AG, Cayman Islands Branch	$165,000,000
Goldman Sachs Bank USA	$165,000,000
HSBC Bank USA, National Association	$165,000,000
MUFG Bank, Ltd.	$165,000,000
PNC Bank, National Association	$165,000,000
Royal Bank of Canada	$165,000,000
Societe Generale	$165,000,000
Sumitomo Mitsui Banking Corporation	$165,000,000
U.S. Bank National Association	$165,000,000
BMO Harris Bank N.A.	$132,000,000
The Bank of New York Mellon	$72,000,000
Standard Chartered Bank	$72,000,000
Fifth Third Bank	$60,000,000
The Northern Trust Company	$60,000,000
Total	$3,393,000,000

[[3871953]]

EXHIBIT A

[See attached.]

[[3871953]]

EXHIBIT A
MARKED VERSION REFLECTING CHANGES
PURSUANT TO THIRD AMENDMENT
AGAINST COMPOSITE COPY1
Reflecting First Amendment dated as of May 5, 2015
Incremental Commitments Supplement dated as of March 4, 2016
Second Amendment dated as of June 22, 2017
Incremental Commitment Supplement dated as of July 11, 2017

AMENDED AND RESTATED CREDIT AGREEMENT
dated as of May 28, 2014,

among
MARATHON OIL CORPORATION,
The LENDERS Party Hereto,

~~THE ROYAL~~MIZUHO BANK ~~OF SCOTLAND PLC~~, LTD.,
as Syndication Agent,
CITIBANK, N.A.,
MORGAN STANLEY SENIOR FUNDING, INC.
and
THE BANK OF NOVA SCOTIA,
as Documentation Agents,
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
________________________________~~_~~
~~J.P. MORGAN SECURITIES LLC,~~
JPMORGAN CHASE BANK, N.A.,
~~RBS SECURITIES INC~~MIZUHO BANK, LTD.,
CITIGROUP GLOBAL MARKETS INC.,
MORGAN STANLEY SENIOR FUNDING, INC.
and

1 This Composite Copy has been prepared solely for convenience of reference and is not a legal document. Reference should be made to the Amended and Restated Credit Agreement as originally executed, the First Amendment dated as of May 5, 2016, the Incremental Commitments Supplement dated as of March 4, 2016, the Second Amendment dated as of June 22, 2017, and the Incremental Commitment Supplement dated as of July 11, 2017, as it is those documents, and not this Composite Copy, that set forth the rights and obligations of the parties thereto with respect to the Amended and Restated Credit Agreement.~~[[NYCORP:3871949v1:09/28/2018--03:51 PM]]~~
[[NYCORP:3871949v5:10/16/2018--11:40 AM]]

LENDER SIGNATURE PAGE TO
THIRD AMENDMENT TO
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

TABLE OF CONTENTS

ARTICLE 1

Definitions

SECTION 1.01.	Definitions	1
SECTION 1.02.	Terms Generally	19
SECTION 1.03.	Accounting Terms and Determinations	~~19~~20
SECTION 1.04.	Classification Loans and Borrowings	20

ARTICLE 2

The Credits

SECTION 2.01.	Commitments to Lend	~~20~~21
SECTION 2.02.	Notice of Revolving Borrowing	~~20~~21
SECTION 2.03.	Swingline Loans	~~20~~22
SECTION 2.04.	Letters of Credit	23
SECTION 2.05.	Notice to Lenders; Funding of Revolving Loans	~~29~~30
SECTION 2.06.	Registry; Notes	~~30~~31
SECTION 2.07.	Maturity of Loans	~~31~~32
SECTION 2.08.	Interest Rates	~~31~~32
SECTION 2.09.	Method of Electing Interest Rates	~~32~~33
SECTION 2.10.	Fees	~~34~~35
SECTION 2.11.	Termination or Reduction of Commitments	35
SECTION 2.12.	Optional Prepayments	~~35~~36
SECTION 2.13.	General Provisions as to Payments	36
SECTION 2.14.	Funding Losses	37
SECTION 2.15.	Computation of Interest and Fees	~~37~~38
SECTION 2.16.	Change of Control	~~37~~38
SECTION 2.17.	Optional Increase in Commitments	~~38~~39
SECTION 2.18.	Extension Option	~~40~~41
SECTION 2.19.	Defaulting Lenders	42

ARTICLE 3

Conditions

SECTION 3.01.	Effective Date	~~44~~45
SECTION 3.02.	Credit Events	~~45~~46

~~[[NYCORP:3871949v1:09/28/2018--03:51 PM]]~~[[NYCORP:3871949v5:10/16/2018--11:40 AM]]

	ARTICLE 4

	Representations and Warranties

SECTION 4.01.	Corporate Existence and Power	46
SECTION 4.02.	Corporate and Governmental Authorization;
	Non-contravention	46
SECTION 4.03.	Binding Effect	~~46~~47
SECTION 4.04.	Financial Information	~~46~~47
SECTION 4.05.	Litigation	47
SECTION 4.06.	Environmental Matters	~~47~~48
SECTION 4.07.	Taxes	~~47~~48
SECTION 4.08.	Compliance with Laws	~~47~~48
SECTION 4.09.	ERISA	~~47~~48
SECTION 4.10.	Marathon Oil Company	~~47~~48
SECTION 4.11.	Use of Proceeds	~~47~~48
SECTION 4.12.	Investment Company Status	48
SECTION 4.13.	Anti-Corruption Laws and Sanctions	48

	ARTICLE 5

	Covenants

SECTION 5.01.	Information	~~48~~49
SECTION 5.02.	Consolidations and Mergers	~~4950~~
SECTION 5.03.	Negative Pledge	~~5051~~
SECTION 5.04.	Sale and Leaseback	~~5152~~
SECTION 5.05.	Maximum Consolidated Leverage Ratio	~~52~~53

	ARTICLE 6

	Defaults

SECTION 6.01.	Events of Default	53
SECTION 6.02.	Notice of Default	~~54~~55
SECTION 6.03.	Cash Collateral	~~54~~55

	ARTICLE 7

	The Administrative Agent

SECTION 7.01.	Appointment and Authorization	55
SECTION 7.02.	Administrative Agent and Affiliates	~~55~~56
SECTION 7.03.	Action by Administrative Agent	~~55~~56
SECTION 7.04.	Consultation with Experts	56
SECTION 7.05.	Liability of Administrative Agent	56

~~[[NYCORP:3871949v1:09/28/2018--03:51 PM]]~~[[NYCORP:3871949v5:10/16/2018--11:40 AM]]

SECTION 7.06.	Credit Decision; Acknowledgements of Lenders and Issuing
	Banks	57
SECTION 7.07.	Successor Administrative Agent	~~57~~58
SECTION 7.08.	Administrative Agent’s Fee	~~57~~59
SECTION 7.09.	Other Agents	~~57~~59

ARTICLE 8

Change in Circumstances

SECTION 8.01.	Basis for Determining Interest Rate Inadequate or Unfair	~~57~~59
SECTION 8.02.	Illegality	~~58~~60
SECTION 8.03.	Increased Cost and Reduced Return	~~58~~61
SECTION 8.04.	Base Rate Loans Substituted for Affected Eurodollar Loans	~~60~~62
SECTION 8.05.	Taxes	~~60~~63
SECTION 8.06.	Mitigation Obligations; Replacement of Lenders	~~64~~67
SECTION 8.07.	Notice Mandatory	~~65~~68

ARTICLE 9

Miscellaneous

SECTION 9.01.	Notices	~~66~~68
SECTION 9.02.	No Waivers	~~67~~70
SECTION 9.03.	Expenses; Indemnification	~~67~~70
SECTION 9.04.	Sharing	~~69~~71
SECTION 9.05.	Amendments and Waivers	~~70~~72
SECTION 9.06.	Successors and Assigns	~~71~~73
SECTION 9.07.	Survival	~~74~~77
SECTION 9.08.	Governing Law; Submission to Jurisdiction; Consent to the Service of Process	~~75~~77
SECTION 9.09.	Counterparts; Integration	~~75~~78
SECTION 9.10.	Severability	~~76~~78
SECTION 9.11.	Right of Setoff	~~76~~78
SECTION 9.12.	WAIVER OF JURY TRIAL	~~76~~79
SECTION 9.13.	Headings	~~77~~79
SECTION 9.14.	Interest Rate Limitation	~~77~~79
SECTION 9.15.	USA PATRIOT Act	~~77~~79
SECTION 9.16.	No Fiduciary Relationship	~~77~~79
SECTION 9.17.	Confidentiality	~~78~~80
SECTION 9.18.	Non-Public Information	~~79~~81
SECTION 9.19.	Amendment and Restatement of Existing Credit Agreement	~~79~~81
SECTION 9.20.	Acknowledgement and Consent to Bail-In of EEA Financial
	Institutions	~~79~~81

SCHEDULES:

~~[[NYCORP:3871949v1:09/28/2018--03:51 PM]]~~[[NYCORP:3871949v5:10/16/2018--11:40 AM]]

AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 2014, among MARATHON OIL CORPORATION, the LENDERS party hereto, ~~THE ROYAL~~MIZUHO BANK ~~OF SCOTLAND PLC (“RBS,~~, LTD. (“Mizuho”), as syndication agent, CITIBANK, N.A. (“Citibank”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”) and THE BANK OF NOVA SCOTIA (“Scotia Bank”), as documentation agents, and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as administrative agent.
WHEREAS, the Borrower, the lenders party thereto, ~~RBS~~The Royal Bank of Scotland PLC, as syndication agent, Citibank, MSSF and UBS Securities LLC, as documentation agents, and JPMCB, as administrative agent, have previously entered into a Credit Agreement dated as of April 5, 2012 (the “Existing Credit Agreement”).
WHEREAS, on the Effective Date, the Existing Credit Agreement is hereby being amended and restated to be in the form of this Agreement.
WHEREAS, the Lenders have indicated their willingness to lend and the Issuing Banks have indicated their willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
ARTICLE 1

Definitions
SECTION 1.01.    Definitions. The following terms, as used herein, have the following meanings:
“Adjusted London Interbank Offered Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the ~~London Interbank Offered~~LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
“Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity.
“Administrative Questionnaire” means, with respect to each Lender, an administrative questionnaire in the form prepared by the Administrative Agent, completed by such Lender and returned to the Administrative Agent (with a copy to the Borrower).
“Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the

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Person specified. For purposes of this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Agreement” means this Amended and Restated Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, including pursuant to any Incremental Commitments Supplement.
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (~~iii~~c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arrangers” means ~~J.P. Morgan Securities LLC, RBS Securities Inc~~JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc. and The Bank of Nova Scotia, in their capacities as joint lead arrangers and joint bookrunners for the credit facility provided under this Agreement.
“Assignment and Assumption Agreement” means an Assignment and Assumption Agreement in substantially the form of Exhibit A hereto.
“Backstopped Letter of Credit” has the meaning specified in Section 2.04(b).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.
“Bankruptcy Event” means, with respect to any Person, that such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority, so long as such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United

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States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.
“Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the ~~Federal Funds~~NYFRB Rate in effect on such day plus ½ of 1% per annum and (c) the ~~London Interbank Offered~~LIBO Rate on such day (or if such day is not a Eurodollar Business Day, the immediately preceding Eurodollar Business Day) for a deposit in dollars with a maturity of one month plus 1% per annum. For purposes of clause (c) above, the ~~London Interbank Offered~~LIBO Rate ~~on any day shall be based on the rate per annum appearing on the applicable Reuters screen  page (currently page LIBOR01) displaying interest rates for deposits in dollars in the London interbank market (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other authorized redistributor that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion~~ shall be based on the LIBO Screen Rate (or, in the event the LIBO Screen Rate is not available for such maturity of one month, the Interpolated Screen Rate) at approximately 11:00 a.m. (London time)~~,~~ on such day for deposits in dollars with a maturity of one month; provided that if such rate shall be less than zero, such rate shall be deemed to be zero. If the Base Rate is being used as an alternate rate of interest pursuant to Section 8.01, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above; provided that the Base Rate shall not be less than 1% per annum. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the ~~London Interbank Offered~~LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or the ~~London Interbank Offered~~LIBO Rate, respectively.
“Base Rate Borrowing” means any Borrowing comprised of Base Rate Loans.
“Base Rate Loan” means a Loan that bears interest at a rate determined on the basis of the Base Rate in accordance with this Agreement.
“Base Rate Margin” has the meaning specified in the Pricing Schedule.
“Base Rate Revolving Loan” means a Revolving Loan that is a Base Rate Loan.
“Base Rate Swingline Loan” means a Swingline Loan that is a Base Rate Loan.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

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“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be deducted or withheld from a payment to or for the account of a Recipient: (a) franchise Taxes or Taxes imposed on (or measured by) net income (however denominated) or net profits, in each case, imposed by the United States of America (or any state or political subdivision thereof), or by the jurisdiction under the laws of which such Recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction described in clause (a) above, (c) in the case of any Recipient (other than an assignee pursuant to a request by the Borrower under Section 8.06(b)), any U.S. Federal Taxes (including withholding Taxes) resulting from any law in effect on the date such Recipient becomes a party to this Agreement (or designates a new lending office), except to the extent that such Recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such Taxes pursuant to Section 8.05(a), (d) Taxes attributable to such Recipient’s failure to comply with Section 8.05(f) or 8.05(g), (e) any Taxes imposed under FATCA and (f) Other Connection Taxes.
“Existing Borrowings” has the meaning specified in Section 2.17.
“Existing Credit Agreement” has the meaning specified in the preliminary statements to this Agreement.
“Existing Termination Date” has the meaning specified in Section 2.18.
“FATCA” means Sections 1471 through 1474 of the Code, as of the Effective Date (or any amended or successor version of such provisions that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.
“Federal Funds Rate” means, for any day, the rate ~~per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day~~ calculated by the NYFRB based on such day’s federal funds transactions by depository institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Domestic Business Day by the NYFRB as the federal funds effective rate; provided that ~~(a) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day and (b) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for~~

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~~such day shall be the average rate quoted to the Administrative Agent on such day from three Federal funds brokers~~ of recognized standing selected by it ~~for such transactions as determined in good faith by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate, determined as provided above, would otherwise be less than zero, then the Federal Funds Rate~~if such rate shall be less than zero, such rate shall be deemed to be zero ~~for all purposes of this Agreement~~.
“First Amendment” means the First Amendment, dated as of May 5, 2015, to this Agreement.
“First Amendment Effective Date” means May 5, 2015.
“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
“Increase Effective Date” has the meaning specified in Section 2.17.
“Increasing Lender” has the meaning specified in Section 2.17.
“Incremental Commitments Supplement” has the meaning specified in Section 2.17.

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“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) accounts payable and accrued liabilities incurred in the ordinary course of business and (ii) amounts which are being contested in good faith and for which reserves in conformity with GAAP have been provided), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, but only to the extent of such property’s fair market value, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of (i) all letters of credit or letters of guaranty issued to support Indebtedness of any Person and (ii) other drawn letters of credit and letters of guaranty that have been called upon and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is legally liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The Indebtedness of any Person shall not include endorsements of checks, bills of exchange and other instruments for deposit or collection in the ordinary course of business.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed  on or with respect to any payment made by the Borrower hereunder and (b) to the extent not otherwise described in clause (a) of this definition, Other Taxes.
“Indemnitee” has the meaning specified in Section 9.03(b).
“Interest Period” means, with respect to each Eurodollar Borrowing, the period commencing on the date of such Eurodollar Borrowing as specified in the applicable Notice of Revolving Borrowing or the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in such notice; provided that (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day, (b) any Interest Period which begins on the last Eurodollar Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day in a calendar month and (c) no Interest Period shall end after the Termination Date.
“Interpolated Screen Rate” means, with respect to any period, a rate per annum which results from interpolating on a linear basis between (a) the

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applicable LIBO Screen Rate for the longest maturity for which a LIBO Screen Rate is available that is shorter than such period and (b) the applicable LIBO Screen Rate for the shortest maturity for which a LIBO Screen Rate is available that is longer than such period, in each case as of the time the Interpolated Screen Rate is required to be determined in accordance with the other provisions hereof.
“Issuing Bank” means (a) each of JPMCB, Mizuho3, Citibank, Morgan Stanley and Scotia Bank and (b) any other Lender designated by the Borrower that may agree to issue Letters of Credit hereunder pursuant to an instrument in form reasonably satisfactory to the Administrative Agent, each in its capacity as an issuer of a Letter of Credit hereunder, in each case other than any such Issuing Bank that ceases to be such pursuant to Section 2.04(g). Each Issuing Bank may arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank (subject to the consent of the Borrower in the case of any Affiliate that is not a U.S. Person), in which case the term “Issuing Bank” shall, for all purposes of this Agreement, include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such Issuing Bank shall, and shall cause such Affiliate to, comply with all obligations of an Issuing Bank under this Agreement); provided that, for purposes of the definition of “Excluded Taxes,” such Affiliate shall be deemed to have become a party to this Agreement on the date such Affiliate issues a Letter of Credit.
“JPMCB” has the meaning specified in the preamble hereto.
“Lender” means each Person listed on the Commitment Schedule and each other Person that shall have become a Lender pursuant to Section 2.17 or 9.06(b), other than any such Person that has ceased to be a Lender as a result of one or more assignments pursuant to Section 9.06(b). Unless the context requires otherwise, the term “Lenders” shall include the Swingline Lender.
“Letter of Credit” means a letter of credit issued hereunder by an Issuing Bank.
“Letter of Credit Commitment” means (a) as to each of JPMCB, Mizuho4, Citibank, Morgan Stanley and Scotia Bank, $75,000,000, and (b) as to each other Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.04 as set forth in the instrument under which such Issuing Bank became an Issuing Bank.
“Letter of Credit Disbursement” means a payment made by an Issuing Bank in respect of a draw under a Letter of Credit issued by such Issuing Bank.
“Letter of Credit Liabilities” means, at any time, the sum of (a) the aggregate amount of Letter of Credit Disbursements that have not been reimbursed by or on behalf of the Borrower at such time and (b) the aggregate amount available for

3 The status of RBS as an Issuing Bank was terminated pursuant to the First Amendment. Mizuho Bank, Ltd. agreed to act as an Issuing Bank pursuant to the First Amendment.
4 The status of RBS as an Issuing Bank was terminated pursuant to the First Amendment. Mizuho Bank, Ltd. agreed to act as an Issuing Bank pursuant to the First Amendment.

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drawing under all outstanding Letters of Credit at such time. The Letter of Credit Liabilities of any Lender at any time shall be its Percentage of the total amount of the Letter of Credit Liabilities at such time, adjusted to give effect to any reallocation under Section 2.19 of the Letter of Credit Liabilities of Defaulting Lenders in effect at such time.
“Letter of Credit Termination Date” means the fifth Domestic Business Day prior to the Termination Date.
“Loan” ~~means a Revolving Loan or a Swingline Loan.~~“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the commencement of such Interest Period; provided that (a) if no LIBO Screen Rate shall be available at such time for such Interest Period but LIBO Screen Rates shall be available for maturities both longer and shorter than such Interest Period, then the “LIBO Rate” for such Interest Period shall be Interpolated Screen Rate at such time and (b) if the LIBO Rate, determined as set forth above, shall be less than zero, such rate shall be deemed to be zero.
“~~London Interbank Offered~~LIBO Screen Rate” means, for any date and time, with respect to any Eurodollar Borrowing for any Interest Period, ~~the rate per annum equal to~~or with respect to any determination of the Base Rate pursuant to clause (c) of the definition thereof, the London interbank offered rate as administered by the ICE Benchmark Administration ~~Limited~~ (or any other Person that takes over the administration of such rate) for deposits in dollars (for delivery on the first day of such Interest Period) ~~of~~for a period equal in length to such Interest Period~~,~~ as displayed on the Reuters screen page that displays such rate (currently page LIBOR01 or LIBOR02) ~~(~~or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other ~~authorized redistributor that publishes~~information service that published such rate ~~as shall be~~from time to time as selected by the Administrative Agent from time to time in its reasonable discretion~~), at approximately 11:00 a.m. (London time) two Eurodollar Business Days prior to the commencement of such Interest Period. Notwithstanding the foregoing, if the London Interbank Offered Rate, determined as provided above, would otherwise be less than zero, then the London Interbank Offered Rate shall be deemed to be zero for all purposes of this Agreement.~~.
“Loan” means a Revolving Loan or a Swingline Loan.
“Marathon Oil Company” means Marathon Oil Company, an Ohio corporation and a Subsidiary of the Borrower.
“Material Adverse Change” means any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.
“Material Adverse Effect” means a material adverse effect on (a) the business, operations, property or financial condition of the Borrower and its Subsidiaries,

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taken as a whole, (b) the ability of the Borrower to perform its obligations under this Agreement or (c) the rights and remedies of the Administrative Agent and the Lenders hereunder.
“Maximum Rate” has the meaning specified in Section 9.14.
“Mizuho” ~~means Mizuho Bank, Ltd~~has the meaning specified in the preamble hereto.
“MNPI” means material information concerning the Borrower, any Subsidiary or any Affiliate of any of the foregoing or their securities that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD under the Securities Act and the Exchange Act. For purposes of this definition, “material information” means information concerning the Borrower, the Subsidiaries or any Affiliate of any of the foregoing, or any of their securities, that could reasonably be expected to be material for purposes of the United States federal and state securities laws.
“Money Market Rate” means (a) the “ASK” rate for Federal funds appearing on the applicable Reuters screen (or on any successor or substitute for such screen, providing rate quotations comparable to those currently provided on such screen, as determined by the Swingline Lender from time to time for purposes of providing quotations of the offer rates applicable to Federal funds for a term of one Domestic Business Day) at the time reviewed by the Swingline Lender plus (b) the Eurodollar Margin. In the event that part (a) of such rate is not available at such time for any reason, then part (a) of such rate will be the rate agreed to between the Swingline Lender and the Borrower (or, in the absence of such agreement, a rate reasonably determined by the Swingline Lender and communicated to the Borrower). The Borrower understands and agrees that the rate quoted from such applicable Reuters screen is a real-time rate that changes from time to time. The rate quoted by the Swingline Lender and used for the purpose of setting the interest rate for any Swingline Loan bearing interest at the Money Market Rate will be the rate on the screen of the Swingline Lender at the time of setting the rate and will not be an average or composite of rates for that day. Notwithstanding the foregoing, if the Money Market Rate, determined as provided above, would otherwise be less than zero, then the Money Market Rate shall be deemed to be zero for all purposes of this Agreement.
“Money Market Rate Loan” means a Swingline Loan that bears interest at a rate determined on the basis of the Money Market Rate in accordance with this Agreement.
“Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating agency business thereof.
“Morgan Stanley” means Morgan Stanley Bank, N.A.
“Mortgage” has the meaning specified in Section 5.03.

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“MSSF” has the meaning specified in the preamble hereto.
“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time.
“Non-U.S. Lender” means a Lender that is not a U.S. Person.
“Notice of Interest Rate Election” has the meaning specified in Section 2.09(b).
“Notice of LC Credit Event” has the meaning specified in Section 2.04(b).
“Notice of Revolving Borrowing” has the meaning specified in Section 2.02.
“Notice of Swingline Borrowing” has the meaning specified in Section 2.03(b).
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Rate in effect on the preceding Domestic Business Day and (b) the Overnight Bank Funding Rate in effect on such Domestic Business Day; provided that if none of such rates are published for any such preceding Domestic Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction at 11:00 a.m. (New York City time) on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it; provided further that if the NYFRB Rate, determined as set forth above, shall be less than zero, such rate shall be deemed to be zero.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising solely from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, or enforced, this Agreement, or sold or assigned an interest in this Agreement).
“Other Taxes” means any present or future stamp, court, documentary, intangible, recording, filing or similar excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the registration, receipt or perfection of a security interest under, or otherwise with respect to, this Agreement, except any such Taxes that are imposed with respect to an assignment (other than an assignment under Section 8.06(b)).

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“Outstanding Amount” means, with respect to any Lender at any time, the sum of (a) the aggregate outstanding principal amount of its Revolving Loans at such time, (b) its Letter of Credit Liabilities at such time and (c) its Swingline Liabilities at such time.
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.‑managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Domestic Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).
“Participant” has the meaning specified in Section 9.06(e).
“Participant Register” has the meaning specified in Section 9.06(g).
“Payment Date” has the meaning specified in Section 2.04(c).
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor performing similar functions.
“Percentage” means, with respect to any Lender at any time, the percentage of the aggregate amount of all the Commitments represented by such Lender’s Commitment at such time. At any time after the Commitments shall have terminated, the term “Percentage” shall refer to a Lender’s Percentage immediately before such termination, adjusted to reflect any subsequent assignments pursuant to Section 9.06(b).
“Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.
“Plan” means, at any time, an employee pension benefit plan (other than a Multiemployer Plan) subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Platform” has the meaning specified in Section 9.01(d).
“Pricing Schedule” means the Pricing Schedule attached hereto.
“Prime Rate” means the rate of interest ~~per annum publicly announced by JPMCB as its prime rate in effect at its principal offices in New York City~~last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15

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(519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Quarterly Payment Dates” means each March 31, June 30, September 30 and December 31.
~~“RBS” has the meaning specified in the preamble hereto.~~
“Recipient” means the Administrative Agent, any Lender and any Issuing Bank.
“Register” has the meaning specified in Section 9.06(c).
“Regulation U” means Regulation U of the Board of Governors, as in effect from time to time.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees and agents of such Person and of such Person’s Affiliates.
“Required Lenders” means, at any time, subject to Section 2.19, Lenders having more than 50% in aggregate amount of the Credit Exposures at such time.
“Revolving Credit Period” means the period from and including the Effective Date to but not including the Termination Date.
“Revolving Borrowing” means a Borrowing consisting of Revolving Loans.
“Revolving Loan” means a loan made by a Lender pursuant to Section 2.01.
“S&P” means Standard & Poor’s Ratings Services, a division of McGraw‑Hill Financial, Inc., or any successor to the rating agency business thereof.
“Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets

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time directly or indirectly owned by such Person. Unless otherwise specified, “Subsidiary” means a Subsidiary of the Borrower.
“Swingline Lender” means JPMCB, in its capacity as lender of Swingline Loans hereunder.
“Swingline Liabilities” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. When used in respect of any Lender at any time, the term “Swingline Liabilities” means an amount equal at such time to the sum of (a) such Lender’s Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is also the Swingline Lender for purposes of determining the outstanding principal amount of Swingline Loans, Swingline Loans made by it and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans), adjusted to give effect to any reallocation under Section 2.19 of the Swingline Liabilities of Defaulting Lenders in effect at such time, and (b) in the case of any Lender that is the Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender and outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans.
“Swingline Loan” has the meaning specified in Section 2.03(a).
“Syndication Agent” means ~~The Royal~~Mizuho Bank ~~of Scotland plc~~, Ltd., in its capacity as syndication agent in connection with the credit facility provided under this Agreement.
“Taxes” means any present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Termination Date” means May 28, ~~2021~~2022, or such later date to which the Termination Date may be extended pursuant to Section 2.18, or if any such date is not a Eurodollar Business Day, the next preceding Eurodollar Business Day.
“Total Outstanding Amount” means, at any time, the sum of (a) the aggregate outstanding principal amount of the Loans at such time and (b) the aggregate Letter of Credit Liabilities of all Lenders at such time, determined after giving effect, if one or more Loans are being made at such time, to any substantially concurrent application of the proceeds thereof to repay one or more other Loans.
“Type” refers to the determination whether a Loan is a Base Rate Loan or a Eurodollar Loan.
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“U.S. Tax Certificate” has the meaning specified in Section 8.05(f)(ii)(D).

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Administrative Agent receives the funds specified in clause (iii) above, the Administrative Agent shall remit to each Lender the portion of such funds that is equal to the difference, if positive, between (x) such Lender’s Percentage (calculated without giving effect to the commitment increase) of the Existing Borrowings and (y) such Lender’s Percentage (calculated after giving effect to the commitment increase) of the amount of the Subsequent Borrowings, (v) each Lender (including each Increasing Lender) shall be deemed to hold its Percentage of each Subsequent Borrowing (each calculated after giving effect to the commitment increase) and (vi) the Borrower shall pay to the Administrative Agent, for the account of the Lenders (other than any Increasing Lender that was not a Lender before giving effect to the commitment increase), all accrued but unpaid interest on the Existing Borrowings. The deemed payments made pursuant to clause (i) above in respect of each Eurodollar Revolving Loan shall be subject to indemnification by the Borrower pursuant to the provisions of Section 2.14 if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto (it being agreed that Lenders will be entitled to break-funding compensation only with respect to the net amounts by which their Eurodollar Revolving Loans shall have been reduced as a result of the transactions provided for in the immediately preceding sentence). Notwithstanding the foregoing, no increase in the Commitments (or in any Commitment of any Lender) or addition of an Increasing Lender shall become effective under this Section 2.17 unless (I) to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received documents consistent with those delivered pursuant to Section 3.01(b) and/or 3.01(d) as to the corporate power and authority of the Borrower to borrow hereunder after giving effect to such increase and (II) the Administrative Agent shall have received a certificate executed by a financial officer of the Borrower, dated as of the Increase Effective Date, stating that (1) as of such date, no Default shall have occurred and is continuing and (2) the representations and warranties of the Borrower contained in Article 4 are true in all material respects on and as of such date (except to the extent any such representations or warranties are limited to an earlier date, in which case such representations and warranties shall be true in all material respects as of such earlier date). The Administrative Agent shall notify the Borrower and the Lenders of the occurrence of the Increase Effective Date, and such notice shall be conclusive and binding.
SECTION 2.18.    Extension Option. The Borrower may, by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) not less than 30 days and not more than 90 days prior to any anniversary of the Effective Date (but on not more than two occasions6 during the term of this Agreement), request that the Lenders extend the Termination Date for an additional period of one year.  Each Lender shall, by notice to the Borrower and the Administrative Agent given not later than the 20th day after the date of the Administrative Agent’s receipt of the Borrower’s notice, advise the Borrower whether or not it agrees to the requested extension (each Lender agreeing to a requested extension being called a “Consenting Lender”, and each Lender declining to agree to a requested extension being called ea “Declining Lender”). Any Lender that has not so advised the Borrower and the

6 The extensions effected pursuant to the First Amendment , the Second Amendment and the ~~Second Amendments~~Third Amendment do not reduce the number of occasions on which the Borrower may further extend the Termination Date.

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Letter of Credit Termination Date and (b) no extension of the Termination Date pursuant to this Section 2.18 shall become effective unless (i) to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received documents consistent with those delivered under Section 3.01(b) and/or 3.01(d) as to the corporate power and authority of the Borrower to effect such extension and (ii) the Administrative Agent shall have received a certificate executed by a financial officer of the Borrower, dated as of the ~~anniversary of the Effective Date that immediately follows the date on which the Borrower delivers~~date of effectiveness of the applicable ~~Termination Date~~ extension ~~request~~, stating that (A) as of such date, no Default shall have occurred and is continuing and (B) the representations and warranties of the Borrower contained in Article 4 are true in all material respects on and as of such date (except to the extent any such representations or warranties are limited to an earlier date, in which case such representations and warranties shall be true in all material respects as of such earlier date).  For the avoidance of doubt, no consent, upfront or similar fees will be required to be paid by the Borrower in connection with any extension effected pursuant to this Section 2.18, except as otherwise expressly agreed by the Borrower.
SECTION 2.19.    Defaulting Lenders. Notwithstanding any provision herein to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    commitment fees shall cease to accrue on the unused portion of the Commitment of such Defaulting Lender pursuant to Section 2.10(a);
(b)    the Commitment and Outstanding Amount of such Defaulting Lender shall not be included in determining whether all Lenders (or each Lender) or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.05); provided that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification providing for an increase in such Defaulting Lender’s Commitment, providing for an extension of such Defaulting Lender’s Commitment (other than in determining whether the Required Lenders have consented to the extension of the Termination Date under Section 2.18) or requiring the consent of each Lender affected thereby (including pursuant to Sections 9.05(a)(i) and (ii)) if such Defaulting Lender is an affected Lender;
(c)    if any Swingline Liabilities or Letter of Credit Liabilities exist at the time such Lender becomes a Defaulting Lender, then:
(i)    the Swingline Liabilities (other than any portion thereof with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.03(c)) and Letter of Credit Liabilities (other than any portion thereof attributable to unreimbursed Letter of Credit Disbursements with respect to which such Defaulting Lender shall have funded its participation as contemplated by Section 2.04(c)(iii)) of such Defaulting Lender shall be reallocated (effective as of the date such Lender becomes a Defaulting Lender) among the Non-Defaulting Lenders in accordance with their respective

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validity, enforceability, effectiveness or genuineness of this Agreement or any other instrument or writing furnished in connection herewith. The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (whether or not such Person in fact meets the requirements for being the signatory, sender or authenticator thereof). The Administrative Agent also shall be entitled to rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (whether or not such Person in fact meets the requirements for being maker thereof), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of any Credit Event, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance to the making of such Loan or the issuance of such Letter of Credit.
SECTION 7.06.    Credit Decision~~.~~; Acknowledgements of Lenders and Issuing Banks. (a) Each Lender and Issuing Bank acknowledges that it has, independently and without reliance on the Administrative Agent, the Arrangers or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Bank also acknowledges that it will, independently and without reliance on the Administrative Agent, the Arrangers or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.
(b)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91‑38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the

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Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84‑14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent and such Lender.
SECTION 7.07.    Successor Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Borrower shall have the right to appoint a successor Administrative Agent from among the Lenders, subject to the approval of the Required Lenders, which shall not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Borrower and approved by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized or licensed under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent resigns as Administrative Agent hereunder, the provisions of this Article and of Section 9.03 shall inure to its benefit as to actions taken or omitted to be taken by it while it was Administrative Agent.
SECTION 7.08.    Administrative Agent’s Fee. The Borrower shall pay to the Administrative Agent for its own account fees in the amounts and at the times previously agreed upon by the Borrower and the Administrative Agent.
SECTION 7.09.    Other Agents. None of the Arrangers, the Documentation Agents or the Syndication Agent, in their capacities as such, shall have any duties or obligations of any kind under this Agreement.
ARTICLE 8

Change in Circumstances
SECTION 8.01.    Basis for Determining Interest Rate Inadequate or Unfair.

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~~(a)~~    If on or before the first day of any Interest Period for any Eurodollar Borrowing:
~~(i)    (a)~~ the Administrative Agent reasonably determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted London Interbank Offered Rate for such Interest Period; or
~~(ii)    (b)~~ the Required Lenders advise the Administrative Agent that the Adjusted London Interbank Offered Rate for such Interest Period as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding or maintaining their Loans included in such Eurodollar Borrowing for such Interest Period;
then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Lenders to make Eurodollar Loans, or to continue or convert outstanding Loans as or into Eurodollar Loans, shall be suspended and (ii) each outstanding Eurodollar Loan shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Administrative Agent at least two Domestic Business Days before the date of any affected Borrowing for which a Notice of Revolving Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.
(b)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in paragraph (a)(i) of this Section have arisen (including because the LIBO Screen Rate is not available or published on a current basis) and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in paragraph (a)(i) of this Section have not arisen but (w) the supervisor for the administrator of the LIBO Screen Rate has made a public statement that the administrator of the LIBO Screen Rate is insolvent (and there is no successor administrator that will continue publication of the LIBO Screen Rate), (x) the supervisor for the administrator or the administrator of the LIBO Screen Rate has made a public statement identifying a specific date after which the LIBO Screen Rate will permanently or indefinitely cease to be published or (y) the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor in good faith to establish an alternate rate of interest to the Adjusted London Interbank Offered Rate that gives due consideration to the then prevailing market convention in the United States for determining a rate of interest for syndicated loans denominated in dollars at such time, and the Administrative Agent and the Borrower shall enter into an amendment to this Agreement to reflect

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such alternate rate of interest and such other related changes to this Agreement as may be applicable (it being understood that such amendment shall not reduce the Eurodollar Margin); provided that if such alternative rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.05, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within 10 Domestic Business Days of the date a copy of such amendment is provided to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this paragraph (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this paragraph (b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), clauses (i) and (ii) of paragraph (a) of this Section shall be applicable.
SECTION 8.02.    Illegality. (a)  If, on or after the Effective Date, any Change in Law shall make it unlawful or impossible for any Lender (or its applicable lending office) to make, maintain or fund its Eurodollar Loans and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make Eurodollar Loans, or to continue or convert outstanding Loans as or into Eurodollar Loans, shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section 8.02, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.
(b)    If such notice is given, each Eurodollar Loan of such Lender then outstanding shall be converted to a Base Rate Loan either (i) on the last day of the then current Interest Period applicable to such Eurodollar Loan, if such Lender may lawfully continue to maintain and fund such Loan as a Eurodollar Loan to such day, or (ii) immediately, if such Lender shall determine that it may not lawfully continue to maintain and fund such Loan as a Eurodollar Loan to such day. Interest and principal on any such Base Rate Loan shall be payable on the same dates as, and on a pro rata basis with, the interest and principal payable on the related Eurodollar Loans of the other Lenders.
SECTION 8.03.    Increased Cost and Reduced Return. (a)  If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit or similar requirement (including any compulsory loan or insurance charge) against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted London Interbank Offered Rate) or any Issuing Bank;

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applicable)7 establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under this Agreement, IRS Form W-8BEN or W-8BEN-E (as applicable) establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(C)    IRS Form W-8ECI;
(D)    in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code both (1) IRS Form W-8BEN or W-8BEN-E (as applicable) and (2) a certificate substantially in the form of Exhibit B (a “U.S. Tax Certificate”) to the effect that such Lender is neither (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code or (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code;
(E)    in the case of a Non-U.S. Lender that is not the beneficial owner of payments made under this Agreement (including a partnership or a participating Lender) (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D), (E) and (F) of this Section 8.05(f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Lender; provided, however, that if the Lender is a partnership and one or more of its direct or indirect partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Lender may provide a U.S. Tax Certificate on behalf of such partners; or
(F)    any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. Federal withholding Tax together with such supplementary documentation necessary to enable the Borrower or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld.
(g)    FATCA. If a payment made to a Lender hereunder would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under

7 A corresponding change is made to every reference to ~~"~~“W-8BEN~~"~~” of Exhibit B of the Credit Agreement.

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9.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax or e-mail, as follows:
(i)    if to the Borrower, to it at 5555 San Felipe Street, Houston, TX 77056, Attention of Treasurer (Fax No.: (713) 296-4519; E-Mail: morrisclark@marathonoil.com);
(ii)    if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Wholesale Loan Operations, 500 Stanton Christiana Road, Floor 3, Ops 2, Newark, DE, 19713, ~~Attention of Tesfaye Anteneh (Fax No.: (302) 634-1417; E-Mail: tesfaye.a.anteneh@jpmorgan.com), with a copy to JPMorgan Chase Bank, N.A., Wholesale Loan Operations, 500 Stanton Christiana Road, Floor 3, Ops 2, Newark, DE, 19713-2107,~~ Attention of Rea Seth (Fax No.: (302) 634-1417; E-Mail: rea.n.seth@jpmorgan.com);
(iii)    if to any Issuing Bank, to it at its address (or fax number or e-mail address) most recently specified by it in a notice delivered to the Administrative Agent and the Borrower (or, in the absence of any such notice, to the address (or fax number or e-mail address) set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof);
(iv)    if to the Swingline Lender, to it at 500 Stanton Christiana Road, Floor 3, Ops 2, Newark, DE, 19713-2107, Attention of Rea Seth (Fax No.: (302) 634-1417; E-Mail: rea.n.seth@jpmorgan.com); and
(v)    if to any other Lender, to it at its address (or fax number or e-mail address) set forth in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by fax shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient); and notices delivered through electronic communications to the extent provided in Section 9.01(b) shall be effective as provided in such Section.
(c)    Notices and other communications to the Lenders and Issuing Banks hereunder may be delivered or furnished by electronic communications (including email and Internet and intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices under Article 2 to any Lender or Issuing Bank if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Any notices or other communications to the Administrative Agent or the Borrower may be delivered or furnished by electronic communications pursuant to procedures approved by the recipient thereof prior thereto; provided that approval of such procedures may be limited or rescinded by any such

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Credit having been collateralized in full by a deposit of cash with such Issuing Bank, or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement (other than Sections 2.14, 8.03, 8.05 and 9.03), and the Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.04(c). In addition, notwithstanding anything to the contrary set forth in this Agreement, in the event that on the Letter of Credit Termination Date any Letter of Credit shall be a Backstopped Letter of Credit, then, unless on such date any unreimbursed drawing shall have been outstanding thereunder, such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement (other than Sections 2.14, 8.03, 8.05 and 9.03), and the Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.04(c). The provisions of Sections 2.14, 8.03, 8.05 and 9.03 and Article 7 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the termination of the Commitments.
SECTION 9.08.    Governing Law; Submission to Jurisdiction; Consent to the Service of Process. (a)  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
(b)    Each party hereto hereby irrevocably and unconditionally submits to the ~~nonexclusive~~ jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County, and any appellate court from any thereof, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that any such legal proceeding shall be heard and determined exclusively in such Federal court or, if such Federal court shall not have subject matter jurisdiction, such New York State court. Each party hereto irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereto agrees that a final judgment in any such proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)    Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 9.09.    Counterparts; Integration. This Agreement may be signed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart

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~~(iv)~~

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
~~MARATHON OIL CORPORATION,~~
~~by~~
~~_________________________~~
~~Name:~~
~~Title:~~

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~~JPMORGAN CHASE BANK, N.A., as a Lender, as an Issuing Bank and as Administrative Agent,~~
~~by~~
~~_________________________~~
~~Name:~~
~~Title:~~

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PRICING SCHEDULE

~~SIGNATURE PAGE TO~~
~~THE AMENDED AND RESTATED CREDIT AGREEMENT~~
~~OF MARATHON OIL CORPORATION~~

~~Name of Institution:~~

~~by~~
~~_________________________~~
~~Name:~~
~~Title:~~
~~For any Lender requiring a second signature line:~~

~~by~~
~~_________________________~~
~~Name:~~
~~Title:~~

Each of “Commitment Fee Rate”, “Eurodollar Margin” and “Base Rate Margin” means, for any day, the rate per annum set forth in the table below (expressed in basis points per annum) in the column under such term and in the row corresponding to the Pricing Level applicable on such day:

	Applicable Ratings (Moody’s/S&P)	Commitment Fee	Eurodollar Margin	Base Rate Margin
Pricing Level 1	A2/A or higher	8.0	87.5	0.0
Pricing Level 2	A3/A-	10.0	100.0	0.0
Pricing Level 3	Baa1/BBB+	12.5	112.5	12.5
Pricing Level 4	Baa2/BBB	17.5	125.0	25.0
Pricing Level 5	Baa3/BBB- or lower	22.5	150.0	50.0

The applicable Pricing Level will be based on the Applicable Ratings (as defined below) from Moody’s and S&P. For purposes of the foregoing, (a) if either Moody’s or S&P shall not have in effect an Applicable Rating (other than by reason of the circumstances referred to in the next succeeding paragraph), then the applicable Pricing Level will be based on the single available Applicable Rating, (b) if the Applicable Ratings established or deemed to have been established by Moody’s and S&P shall fall within different levels, the applicable Pricing Level shall be based on the higher of the two Applicable Ratings unless one of the two ratings is two or more levels lower

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than the other, in which case the applicable Pricing Level shall be determined by reference to the level one rating lower than the higher of the two Applicable Ratings, and (c) if the Applicable Ratings established by Moody’s and S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders. Each change in the applicable Pricing Level resulting from a change in the Applicable Ratings shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Commitment Fee Rate, the Eurodollar Margin, and the Base Rate Margin shall be determined by reference to the rating most recently in effect from such rating agency prior to such change or cessation.
For any day when no Applicable Rating is in effect, the Commitment Fee Rate, the Eurodollar Margin, and the Base Rate Margin shall be the rates set forth opposite Pricing Level 5.
“Applicable Rating” shall mean, for each of Moody’s and S&P, (a) the rating assigned by such rating agency to the Borrower’s senior, unsecured long-term indebtedness for borrowed money that is not subject to any credit enhancement, or (b) if such rating agency shall not have in effect a rating referred to in the preceding clause (a), then the rating assigned by such rating agency to the Loans, or (c) if such rating agency shall not have in effect a rating referred to in either of the preceding clause (a) or (b), the “company” or “corporate credit” rating assigned by such rating agency to the Borrower.

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